INVENTORIES	6 Months Ended	12 Months Ended
	Jun. 30, 2015	Dec. 31, 2014
Inventory Disclosure [Abstract]
INVENTORIES

NOTE 3 – INVENTORIES

Inventories are stated at the lower of cost or market value. Cost is determined on a standard cost basis that approximates the first-in, first-out (FIFO) method.

The consolidated inventories at June 30, 2015 and December 31, 2014 consist of the following:

	June 30, 2015	December 31, 2014
Work in process and related capitalized costs	$—	$308,867
Deposits on dispensing machines, net of valuation reserve of $293,473 at June 30, 2015	32,500	325,973
Vaporizers and accessories	235,163	154,930
Dispensing machines	110,000	171,466

Total inventory, net	$377,663	$961,236

On May 4, 2015, AVT, Inc., the manufacturing partner of the Company announced that they had commenced a voluntary filing for restructuring and court protection under Chapter 11 of the United States Bankruptcy Code. Dispensing machines and Deposits on dispensing machines noted in schedule above are with AVT. Additionally, during the second quarter of 2015, the Company completed a strategic review of the Medbox machines and concluded that they would take a reduced role in future marketing efforts. As a result of the strategic review, the Company evaluated the inventory and the related deposits in connection with reduced demand and concluded a write down of both assets was required. The bankruptcy of the manufacturing partner further complicates the process to convert the inventory and advances to cash and therefore is an additional factor in the decision to write down the inventory and record a valuation reserve against the deposits. Accordingly, the Company has evaluated the realizability of the dispensing machines and deposits, and has written the inventory down by $61,466 to an estimated net realizable value of $110,000 and recorded a valuation reserve against the deposits of $293,473 resulting in net deposits of $32,500, during the three months ended June 30, 2015.

Work in process and related capitalized costs includes costs to build out a dispensary in Portland, Oregon that opened in the second quarter of 2015 (Note 1). The costs related to the Portland dispensary have been classified in deferred costs until the related revenue is recognized.

NOTE 5 – INVENTORY

Inventory at December 31, 2014 and 2013 consists of the following:

	December 31, 2014	December 31, 2013
Work in process and related capitalized costs	$308,867	$242,488
Deposits on dispensing machines	325,973	138,423
Vaporizers and accessories	154,930	193,575
Dispensing machines	171,466	58,500
Total inventory, net	$961,236	$632,986

Work in process and related capitalized costs includes costs to build out a dispensary in Portland Oregon that is expected to open in the second quarter of 2015. Costs include tenant improvements to the facility, furniture, fixtures and Medbox dispensary units to be used by the licensed operator. It is anticipated this dispensary will be operated by a Medbox licensed operator and revenue and related cost of revenue will be recorded in the statement of operations in the second quarter of 2015.

During the year ended December, 31, 2014, the Company wrote down slow moving, older models of vaporizer inventory with a charge to cost of revenue of $329,154. The Company determined there was no obsolete or slow moving inventory as of December 31, 2013 and 2012.